UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): January 13, 2020
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On January 13, 2020, Accenture plc (“Accenture”) issued a news release announcing changes to its growth model and Global Management Committee, effective March 1, 2020. The leadership appointments will become effective March 1, 2020. Information about these leadership changes is included in the news release, which also identifies where additional information can be located on Accenture’s website. As part of these changes, Accenture will organize its capabilities into four services: Strategy & Consulting; Interactive; Technology; and Operations. In addition, Accenture’s business will be managed through its three geographic markets: North America; Europe; and Growth Markets.

As a result of these changes, Accenture will change its reporting segments from five reportable operating segments: Communications, Media & Technology; Financial Services; Health & Public Service; Products; and Resources (the “Operating Groups”), to three reportable operating segments organized by Accenture’s three geographic markets: North America; Europe; and Growth Markets. Accenture has historically disclosed revenues for these geographic markets and the definitions of the geographic markets will not change as a result of implementation of these changes. Accenture will begin reporting under this segment structure in the third quarter of fiscal 2020. Accenture will also continue to disclose revenues by Operating Group and type of work (consulting and outsourcing) and will continue to provide the same supplemental information regarding the “New” (digital, cloud, and security services) that the company currently provides.

A copy of the news release is furnished as Exhibit 99 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K, including Exhibit 99 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99	News Release of Accenture, dated January 13, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 13, 2020	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel & Corporate Secretary